Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the quarterly report of Nuveen Churchill Private Capital Income Fund on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Nuveen Churchill Private Capital Income Fund does hereby certify, to the best of such officer's knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nuveen Churchill Private Capital Income Fund.

Date:	August 11, 2026

/s/ Kenneth Kencel
Name: Kenneth Kencel
Title: President and Chief Executive Officer (principal executive officer)

Date:	August 11, 2026

/s/ Shai Vichness
Name: Shai Vichness
Title: Chief Financial Officer and Treasurer (principal financial officer)